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                                                             Exhibit 10.1(c)

                  AMENDMENT NO. 2 TO OPERATING AGREEMENT


     This Amendment No. 2 dated December 1, 1997 (the "Amendment") to the Operating Agreement dated January 16, 1984, as amended by an Amendment No. 1 dated May 14, 1996 (the "Agreement") by and among Toyota Motor Sales, U.S.A., Inc. ("TMS USA"), a California corporation, Toyota Motor Credit Corporation ("TMCC"), a California corporation and Toyota Motor Manufacturing North America, Inc., a Kentucky corporation ("TMMNA"), is entered into with reference to the following facts:

     WHEREAS, TMS USA and TMCC entered into an agreement dated as of January 16, 1984 by which TMS agreed, among other things, to provide a fixed charge coverage covenant and to make certain other agreements with TMCC; and

     WHEREAS, TMS USA and TMCC now desire to amend the Agreement to make TMMNA a party with respect to certain of the obligations of TMS USA to TMCC.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, the parties hereto agree as follows:

     A. Section 6 of the Agreement is hereby amended and restated in its entirety as follows:

          "6. TMS USA and TMMNA will each provide necessary equity contributions or any other financial mechanism it deems appropriate under the circumstances to assure that TMCC, on a consolidated basis, maintains a minimum coverage on fixed charges of 1.10 times such charges in any fiscal quarter."

     B. Section 8 of the Agreement is hereby amended and restated in its entirety as follows:

          "8. Any loans made by either TMS USA or TMMNA to TMCC will be subordinated at all times to all other indebtedness of TMCC."

     C. Section 10 of the Agreement is hereby amended and restated in its entirety as follows:

          "10. This agreement is not a guaranty by TMS USA or by TMMNA of any receivables, debts or liabilities of TMCC."

     D. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

     E. The provisions of this Amendment shall become effective only at such time as all TMCC commercial paper issued prior to the date of this Amendment ceases to be outstanding. Until such time, the provisions of the Agreement, without taking into account the changes effected by this Amendment, shall continue in full force and effect.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       TOYOTA MOTOR SALES, U.S.A., INC.

                                       By:   /S/ DOUGLAS M. WEST
                                           ----------------------------
                                     Name:       Douglas M. West
                                    Title:    Senior Vice President
                                                  and Secretary


                                       TOYOTA MOTOR MANUFACTURING
                                          NORTH AMERICA, INC.

                                       By:   /S/ KAZUO NISHIDA
                                           ----------------------------
                                     Name:       Kazuo Nishida
                                    Title: Vice President and Treasurer


                                       TOYOTA MOTOR CREDIT CORPORATION

                                       By:   /S/ GEORGE E. BORST
                                           ----------------------------
                                     Name:       George E. Borst
                                    Title:  Senior Vice President and
                                                 General Manager